Exhibit 10(b)

                         CONSENT OF SHEARMAN & STERLING

      We hereby consent to the reference to our firm included in Part A and Part B of Amendment No. 13 to the Registration Statement on Form N-1A (811-7885) of Quantitative Master Series Trust.

                                                         /s/ Shearman & Sterling
                                                         -----------------------
                                                             Shearman & Sterling

New York, NY
April 29, 2003